Exhibit 10.1

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 28, 2022, is made and entered into by and among Liberated Syndication, Inc., a Nevada corporation (“Libsyn”) and those persons listed on Exhibit A (each a “Holder” and collectively, the “Holders”).

RECITALS

A. Subject to the Membership Interest Purchase Agreement, dated as of February 18, 2022 (the “MIPA”), by and among Libsyn, Podcast Ad Reps LLC, a Texas limited liability company, and the other parties thereto, Libsyn may issue shares of the common stock, $.001 par value per share, of Libsyn (the “Common Stock”) to the Holders; and

B. In connection with the consummation of the transactions contemplated by the MIPA, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Holders.

The parties hereto hereby agree as follows:

Article I

DEFINITIONS
I.1
Definitions. The terms defined in this Article I, for all purposes of this Agreement, have the respective meanings set forth below:

“Action” means any claim, action, suit, audit, examination, assessment, arbitration, mediation, inquiry, proceeding, or investigation, by or before any Governmental Authority.

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of Libsyn or the Board, after consultation with counsel to Libsyn (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective, or used, as the case may be, and (c) Libsyn has a bona fide business purpose for not making such information public.

“Agreement” has the meaning given in the Preamble hereto.

“Board” means the board of directors of Libsyn.

“Closing” has the meaning given in the MIPA.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning given in the Recitals hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority Inc.

US.137059257.01

“Governmental Authority” means any federal, state, provincial, municipal, local, or foreign government, governmental authority, regulatory, or administrative agency (which for the purposes of this Agreement shall include FINRA and the Commission), governmental commission, department, board, bureau, agency, instrumentality, court, or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination, or award, in each case, entered by or with any Governmental Authority.

“Holder Information” has the meaning given in Section 4.1.2.

“Holders” has the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Law” means any statute, law, ordinance, rule, regulation, or Governmental Order, in each case, of any Governmental Authority.

“Libsyn” has the meaning given in the Preamble hereto and includes Libsyn’s successors by recapitalization, merger, consolidation, spin-off, reorganization, or similar transaction.

“MIPA” has the meaning given in the Recitals hereto.

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” means (a) any outstanding shares of Common Stock held by a Holder immediately following the Closing, (b) any shares of Common Stock that may be acquired by a Holder upon the exercise of a warrant or other right to acquire Common Stock held by a Holder immediately following the Closing (including under the MIPA), (c) any shares of Common Stock or warrants to purchase shares of Common Stock (including any shares of Common Stock issued or issuable upon the exercise of any such warrant) of Libsyn otherwise acquired or owned by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of Libsyn, and (d) any other equity security of Libsyn or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b) or (c) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization, or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of, or exchanged in accordance with such Registration Statement by the applicable Holder, (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Libsyn and subsequent public distribution of such securities shall not require registration under the Securities Act, (iii) such securities shall have ceased to be outstanding, (iv) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale), and (v) such securities have been sold to, or through, a broker, dealer, or underwriter in a public distribution or other public securities transaction.

“Registration” means a registration effected by preparing and filing a registration statement, prospectus, or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means the expenses of a Registration, including, without limitation, the following:

(a)
all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any national securities exchange on which the Common Stock is then listed;
(b)
fees and expenses of compliance with securities or blue sky Laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);
(c)
printing, messenger, telephone, and delivery expenses;
(d)
reasonable fees and disbursements of counsel for Libsyn; and
(e)
reasonable fees and disbursements of all independent registered public accountants of Libsyn incurred specifically in connection with such Registration.

“Registration Statement” means any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments), and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a Registration in which securities of Libsyn are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

Article II

REGISTRATIONS AND OFFERINGS
II.1
Piggyback Registration Rights.
II.1.a
If Libsyn determines to proceed with the preparation and filing with the Commission of a registration statement within 180 days after the date of this Agreement relating to an offering for its own account or the account of others under the Securities Act, of any of its Common Stock, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities issuable in connection with stock options or other employee benefit plans, then Libsyn shall send to the Holders written notice at least 10 days prior to the filing of any such Registration Statement. If within seven days after receipt of such notice the Holders so request in writing that its Registration Securities be included in such Registration Statement, then Libsyn shall use commercially reasonable efforts to include such Registrable Securities therein; provided, however, that if at any time after giving written notice of its intention to register any of its Common Stock and prior to the effective date of the Registration Statement filed in connection with such Registration, Libsyn determines for any reason not to register or to delay Registration of such shares at that time, then Libsyn may, at its election, give written notice of such determination to the Holders and, thereupon, (a) in the case of a determination not to register, Libsyn is relieved of its obligation to register the Registrable Securities (provided, however, that Libsyn is obligated to register the Registered Securities in accordance with the terms of this Agreement if Libsyn thereafter determines to register its Common Stock), and (b) in the case of a determination to delay registering, Libsyn may delay registering the Registrable Securities for the same period as the delay in registering such other shares. Libsyn shall use commercially reasonable efforts to include in such Registration Statement all of the Registrable Securities included in such request; provided, however, that Libsyn is not required to register any of the Registrable Securities that are eligible for sale without volume limitation under Rule 144 under the Securities Act.
II.1.b
If a Registration Statement described in Section 2.1.1 is an underwritten primary Registration on behalf of Libsyn, and the managing Underwriter advises Libsyn in writing that marketing factors require a limitation of the number of shares to be underwritten, Libsyn shall (a) notify the Holders that have requested Registrable Securities to be included in the Registration Statement of such, and (b) include in such Registration (i) first, the securities Libsyn proposes to sell, (ii) second, the Registrable Securities requested to be included in such Registration, on a pro rata basis based on the Registrable Securities held by such requesting Holder at the time of filing the Registration Statement, and (iii) third, other securities requested to be included in such Registration.
II.1.c
If a Registration Statement described in Section 2.1.1 is an underwritten primary Registration on behalf of any party other than Libsyn, and the managing Underwriter advises Libsyn in writing that marketing factors require a limitation of the number of shares to be underwritten, Libsyn shall (a) notify all Holders that have requested Registrable Securities to be included in the Registration Statement of such, and (b) include in such Registration (i) first, securities requested to be included in such Registration pursuant to demand registration rights by persons other than the Holders, (ii) second, the Registrable Securities requested to be included in such Registration, on a pro rata basis based on the Registrable Securities held by such requesting Holder at the time of filing the Registration Statement, and (iii) third, securities requested to be included in the Registration Statement by the holders thereof pursuant to registration rights other than demand registration rights.
Article III

COMPANY PROCEDURES
III.1
General Procedures. In connection with any Registration Statement, Libsyn shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Libsyn shall, as expeditiously as possible:
III.1.a
prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;
III.1.b
prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least 5% of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations, or instructions applicable to the registration form used by Libsyn or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;
III.1.c
prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;
III.1.d
prior to any public offering of Registrable Securities (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” Laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification), and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of Libsyn and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Libsyn shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
III.1.e
cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by Libsyn are then listed;
III.1.f
provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
III.1.g
advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
III.1.h
at least two days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);
III.1.i
notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;
III.1.j
permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause Libsyn’s officers, directors, and employees to supply all information reasonably requested by any such representative, Underwriter, attorney, or accountant in connection with the Registration; provided, however, that such representatives or Underwriters agree to confidentiality arrangements reasonably satisfactory to Libsyn prior to the release or disclosure of any such information;
III.1.k
on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing Libsyn for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders;
III.1.l
make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of Libsyn’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect); and
III.1.m
otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.
III.2
Registration Expenses. Libsyn shall bear the Registration Expenses of all Registrations; provided, however, that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ or agents’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.
III.3
Requirements for Participation in Registration Statement. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide Libsyn with its requested Holder Information, Libsyn may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if Libsyn determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No Holder may participate in any Underwritten Offering or other coordinated offering for equity securities of Libsyn pursuant to a Registration initiated by Libsyn hereunder unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any arrangements approved by Libsyn, and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements, and other customary documents as may be reasonably required under the terms of such arrangements. The exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 does not affect the registration of the other Registrable Securities to be included in such Registration.
III.4
Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.
III.4.a
Upon receipt of written notice from Libsyn that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the

Misstatement (it being understood that Libsyn hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by Libsyn that the use of the Prospectus may be resumed.
III.4.b
If the filing, initial effectiveness, or continued use of a Registration Statement in respect of any Registration at any time would (a) require Libsyn to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to Libsyn for reasons beyond Libsyn’s control, or (c) in the good faith judgment of the majority of the Board, (i) such Registration would be seriously detrimental to Libsyn, and (ii) it is essential to defer such filing, initial effectiveness, or continued use at such time, Libsyn may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the period of time determined in good faith by Libsyn to be necessary for such purpose. In the event Libsyn exercises its rights under this Section 3.4.2, the Holders shall suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.
Article IV

INDEMNIFICATION AND CONTRIBUTION
IV.1
Indemnification.
IV.1.a
Libsyn shall indemnify, to the extent permitted by Law, each Holder of Registrable Securities, its officers, directors, and agents, and each person who controls (within the meaning of the Securities Act) such Holder, against all losses, claims, damages, liabilities, and out-of-pocket expenses (including without limitation reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, or preliminary Prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Libsyn by such Holder expressly for use therein.
IV.1.b
In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to Libsyn in writing such information and affidavits as Libsyn reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by Law, shall, severally (in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement), and not joint and severally, indemnify Libsyn, its directors, officers, and agents, and each person who controls (within the meaning of the Securities Act) Libsyn, against all losses, claims, damages, liabilities, and out-of-pocket expenses (including without limitation reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, or preliminary Prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors, and each person who controls (within the meaning of the Securities Act) such Underwriters, to the same extent as provided in the foregoing with respect to indemnification of Libsyn.
IV.1.c
Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party is not subject to any liability for any settlement made by the indemnified party without its consent (which such consent the indemnifying party shall not unreasonably withhold). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. An indemnifying party shall not, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
IV.1.d
The indemnification provided for under this Agreement remains in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling person of such indemnified party and shall survive the transfer of securities. Libsyn and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Libsyn’s or such Holder’s indemnification is unavailable for any reason.
IV.1.e
If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party is determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information, and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 is limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above is deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2, and 4.1.3 above, any legal or other fees, charges, or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. It would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) is entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.
Article V

MISCELLANEOUS
V.1
Notices. The parties shall give all notices and other communications in writing and such notices and other communications are deemed to have been duly given (a) when delivered in person, (b)

when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows: (i) any notice or communication under this Agreement must be addressed, if to Libsyn, to 5001 Baum Blvd., Suite #770, Pittsburgh PA 15213, Attention: Bradley M. Tirpak, Email: brad@libsyn.com, and (ii) if to any Holder, at such Holder’s address as set forth in Libsyn’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address becomes effective five days after delivery of such notice as provided in this Section 5.1.
I.1
Assignment; No Third-Party Beneficiaries.
V.1.a
This Agreement and the rights, duties, and obligations of Libsyn hereunder may not be assigned or delegated by Libsyn in whole or in part.
V.1.b
A Holder may assign or delegate such Holder’s rights, duties, or obligations under this Agreement, in whole or in part, to any person to whom it transfers Registrable Securities; provided, that, such Registrable Securities remain Registrable Securities following such transfer and such person agrees to become bound by the terms and provisions of this Agreement.
V.1.c
No assignment by any party hereto of such party’s rights, duties, and obligations hereunder is binding upon or obligate Libsyn unless and until Libsyn receives (a) written notice of such assignment as provided in Section 5.1 hereof, and (b) the written agreement of the assignee, in a form reasonably satisfactory to Libsyn, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement).
V.1.d
Subject to the foregoing, this Agreement is binding upon and inure to the benefit of the parties hereto and their respective permitted successors, heirs and assigns. Any attempted assignment in violation of the terms of this Section 5.2.4 is null and void, ab initio.
V.1.e
This Agreement does not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.
V.2
Captions; Counterparts. The captions in this Agreement are for convenience only and are not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which is deemed an original, but all of which together constitute one and the same instrument.
V.3
Governing Law. The Law of the state of Nevada govern all questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Exhibits and Schedules attached hereto, and the performance of the obligations imposed by this Agreement, without giving effect to any choice of Law or conflict of Law rules or provisions (whether of the state of nevada or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the state of nevada. The prevailing party in any litigation related to this agreement shall be entitled to reasonable attorneys’ fees and costs.
V.4
Jurisdiction; Waiver of Jury Trial.

V.4.a
Each party irrevocably submits to the exclusive jurisdiction of (a) the state courts in Clark County, Nevada, and (b) the United States District Court for the District of Nevada, for the purposes of any Action arising out of this Agreement. Service of any process, summons, notice, or document by U.S. registered mail to such party’s respective address set forth above is effective service of process for any Action in state or Federal court with respect to any matters to which it has submitted to jurisdiction in this Section 5.5.1. Each party irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement or the transactions contemplated by this Agreement in (i) the state courts in Clark County, Nevada, or (ii) the United States District Court for the District of Nevada, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.
V.4.b
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF, OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
V.5
Amendments and Modifications. Upon the written consent of (a) Libsyn, and (b) the Holders of a majority of the total Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that in the event any such waiver, amendment, or modification would be disproportionate or adverse in any material respect to the material rights or obligations hereunder of any Holder, the written consent of such Holder is required. No course of dealing between any Holder or Libsyn and any other party hereto or any failure or delay on the part of a Holder or Libsyn in exercising any rights or remedies under this Agreement operates as a waiver of any rights or remedies of any Holder or Libsyn. No single or partial exercise of any rights or remedies under this Agreement by a party operates as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
V.6
Term. This Agreement terminates with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Article IV, and Article V shall survive any termination.
V.7
Holder Information. Each Holder shall, if requested in writing, represent to Libsyn the total number of Registrable Securities held by such Holder in order for Libsyn to make determinations hereunder.

[SIGNATURE PAGES FOLLOW]

SIGNED:

COMPANY:

Liberated Syndication, Inc.
a Nevada corporation

By: /s/ Bradley Tirpak

Name: Bradley Tirpak
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

US.137059257.01

HOLDERS:

/s/ Rick Selah

Rick Selah

/s/ Anthony Savelli

Anthony Savelli

[Signature Page to Amended and Restated Registration Rights Agreement]

US-DOCS\117370056.2

Schedule A

1. Rick Selah

2. Anthony Savelli

US-DOCS\117370056.5